Exhibit 10.17

Leak-Out Agreement

___, 2023

J-Long Group Ltd

Flat F, 8/F, Houston Industrial Building
32-40 Wang Lung Street, Tsuen Wan
New Territories, Hong Kong

Dear Sirs:

In connection with the public offering (the “Offering”) on a registration statement on Form F-1 (File No. 333-275077) (the “Registration Statement”) of ordinary shares, $0.0000375 par value per share (the “Ordinary Shares”), of J-Long Group Ltd, a company limited by shares incorporated under the laws of the Cayman Islands, and any successor (by merger or otherwise) thereto (the “Company”), which Registration Statement includes a separate prospectus for the registration for resale of 1,485,000 Ordinary Shares held by the undersigned (the “Registered Ordinary Shares”), the undersigned hereby agrees that, for a period of 60 days commencing from the date of the effective date of the Company’s registration statement (the “Leak-Out Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Registered Ordinary Shares or any other Ordinary Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Ordinary Shares (including Ordinary Shares which may be deemed to be beneficially owned by the undersigned or an Affiliate (as defined below) of the undersigned or a person in privity with the undersigned or an Affiliate of the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired by the undersigned or an Affiliate of the undersigned or a person in privity with the undersigned or an Affiliate of the undersigned or with respect to which the undersigned or an Affiliate of the undersigned or a person in privity with the undersigned or an Affiliate of the undersigned has or hereafter acquires the power of disposition (collectively, including the Registered Ordinary Shares, the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of Undersigned’s Securities or such other securities, in cash or otherwise; or (3) publicly disclose the intention to do any of the foregoing. For purposes herein, “Affiliate” means, with respect to any Person (which means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, governmental authority or other entity of any kind), any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement (defined below).

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

Notwithstanding the restrictions set forth herein, following the date of the initial closing of the Offering, the undersigned may sell a portion of its Registered Ordinary Shares during the Leak-Out Period if the following conditions are satisfied:

(a) if (i) the Nasdaq Official Closing Price of the Ordinary Shares (as reported on nasdaq.com) (the “NOCP”) equals or exceeds the price is 120% of the public offering price per Ordinary Share in the Offering (the “Public Offering Price”) for two (2) consecutive Trading Days and (ii) the average daily trading volume of the Ordinary Shares (as reported as the NLS Volume on nasdaq.com) (the “Trading Volume”) for the same two (2) consecutive Trading Days equals or exceeds 100,000 Ordinary Shares (the Trading Day on which condition (i) and (ii) in this subparagraph are satisfied, the “Condition Satisfaction Date”), then on and after the Trading Day following the Condition Satisfaction Date, the undersigned may sell up to a number of Ordinary Shares equal to 33% of its Registered Ordinary Shares;

(b) if (i) the NOCP of the Ordinary Shares equals or exceeds the price is 140% of the Public Offering Price for two (2) consecutive Trading Days and (ii) the average Trading Volume of the Ordinary Shares for the same two (2) consecutive Trading Days equals or exceeds 120,000 Ordinary Shares (the Trading Day on which condition (i) and (ii) in this subparagraph are satisfied, the “Second Condition Satisfaction Date”), then on and after the Trading Day following the Second Condition Satisfaction Date, the undersigned may sell up to an additional number of Ordinary Shares equal to 33% of its Registered Ordinary Shares; and

(c) if (i) the NOCP of the Ordinary Shares equals or exceeds the price is 160% of the Public Offering Price for two (2) consecutive Trading Days and (ii) the average Trading Volume of the Ordinary Shares for the same two (2) consecutive Trading Days equals or exceeds 150,000 Ordinary Shares (the Trading Day on which condition (i) and (ii) in this subparagraph are satisfied, the “Third Condition Satisfaction Date”), then on and after the Trading Day following the Third Condition Satisfaction Date, the undersigned may sell up to an additional number of Ordinary Shares equal to 34% of its Registered Ordinary Shares. For purposes of clarity, the price and volume amounts in subparagraphs (a), (b) and (c) shall be subject to adjustment for reverse and forward stock splits and similar transactions affecting the Ordinary Shares following the date of this Agreement.

For the avoidance of doubt, one tranche of the leak out need not be met before another tranche takes effect. For example, if the NOCP of the Ordinary Shares for two (2) consecutive days equals or exceeds 160% of the Public Offering Price and the average Trading Volume for such two (2) days exceeds 150,000 Ordinary Shares, then all Ordinary Share under this leak out are permitted to be sold with further restrictions or conditions.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Ordinary Shares if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the underwriters of the Offering (the “Underwriters”) that it does not intend to proceed with the Offering or (ii) the first closing of the Offering is not consummated by [ ], 2023.

The undersigned understands that the Company is requiring this Agreement from the undersigned in connection with the Underwriting Agreement and that the Underwriters named in the Underwriting Agreement in connection with the Offering (the “Underwriting Agreement”) are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Agreement.

[Signature Page Follows]

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[ ] Limited
Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

Acknowledged and Agreed:

J-LONG GROUP LIMITED

By:
Name:
Title:	Director